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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 10, 2004

                          COMMONWEALTH INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                   13-3245741
(State of incorporation)                  (I.R.S. Employer Identification No.)

          500 West Jefferson Street
            PNC Plaza-19th Floor
            Louisville, Kentucky                              40202-2823
  (Address of principal executive office)                     (Zip Code)

       Registrant's telephone number, including area code: (502) 589-8100

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Item 5.  Other Events.

On June 10, 2004, the Board of Directors of Commonwealth Industries, Inc. (the "Company") accepted the resignation of Mr. Mark V. Kaminski as a member of the Board of Directors, President and Chief Executive Officer. In connection with Mr. Kaminski's resignation, the Company and Mr. Kaminski entered into a separation agreement, a copy of which is attached hereto as Exhibit 99.1. Mr. Steven J. Demetriou has accepted the position of President and Chief Executive Officer, effective June 11, 2004. The accepted CEO offer letter including term sheet outlining the terms of Mr. Demetriou's employment by the Company is attached hereto as Exhibit 99.2 and the severance agreement between Mr. Demetriou and the Company is attached hereto as Exhibit 99.3.

The Company's related press release is attached hereto as Exhibit 99.4, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (c)     Exhibits

                99.1 Separation Agreement, dated June 10, 2004, between Commonwealth Industries, Inc. and Mark V. Kaminski.

                99.2 CEO offer letter dated June 10, 2004 including term sheet outlining the terms of Steven J. Demetriou's employment by Commonwealth Industries, Inc.

                99.3 Severance Agreement, dated June 10, 2004, between Commonwealth Industries, Inc. and Steven J. Demetriou.

                99.4 Press Release of Commonwealth Industries, Inc., dated June 11, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMMONWEALTH INDUSTRIES, INC.

                                 By    /s/ Henry Del Castillo
                                       ---------------------------------------
                                       Henry Del Castillo
                                       Vice President Finance

Date: June 14, 2004

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                             Exhibit Index
                             -------------
Exhibit
Number               Description
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99.1     Separation Agreement, dated June 10, 2004, between
         Commonwealth Industries, Inc. and Mark V. Kaminski.

99.2 CEO offer letter dated June 10, 2004 including term sheet outlining the terms of Steven J. Demetriou's employment by Commonwealth Industries, Inc.

99.3     Severance Agreement, dated June 10, 2004, between
         Commonwealth Industries, Inc. and Steven J. Demetriou.

99.4     Press Release of Commonwealth Industries, Inc., dated
         June 11, 2004.